T. Rowe Price Tax-Free Short-Intermediate Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

Effective November 1, 2024, the fee table and expense example in the Summary Prospectus and Section 1 of the Prospectus are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses below are annualized based on the fees and expenses for the six month period ended August 31, 2024. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class		I Class		Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—		—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.20	% [b]	0.20	% [b]	0.20	% [b]

Distribution and service (12b-1) fees	—		—		0.25

Other expenses	0.18		0.04		0.31

Total annual fund operating expenses	0.38		0.24		0.76

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]	Restated to reflect current fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$39	$122	$213	$480
I Class	25	77	135	306
Advisor Class	78	243	422	942

In Section 2 of the Prospectus, the first and second paragraphs under “The Management Fee” are revised as follows:

The fund pays T. Rowe Price an annual investment management fee of 0.20% based on the fund’s average daily net assets. The fund calculates and accrues the fee daily. Prior to November 1, 2024, the fund paid a management fee consisting of an “individual fund fee” component and a “group fee” component, which was calculated daily based on the combined net assets of most T. Rowe Price Funds. For the six month period ended August 31, 2024, the group fee rate was 0.28%. The fund’s individual fund fee rate, also applied to the fund’s average daily net assets, was 0.05%.

The date of this supplement is October 25, 2024.

F56-041 10/25/24